UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October  21, 2004
                                                 _____________________________

                             CFS Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


Delaware                                000-2461                    35-2042093
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)


707 Ridge Road, Munster, Indiana                                         46321
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (219) 836-5500
                                                   ___________________________

                              Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 240.14d-2(b))
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02   Results of Operations and Financial Condition
            _____________________________________________

      On October 21, 2004, CFS Bancorp, Inc. (the "Company") reported its results of operations for the third quarter ended
September 30, 2004.

      For additional information, reference is made to the Company's press release dated October 21, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 2.06   Material Impairments
            ____________________

      In connection with the preparation of the Company's third quarter financial statements, the Company completed an evaluation of its non-performing loans for possible impairment. Based on this evaluation, the Company's management identified eight loans with an estimated aggregate impairment of $10.3 million. For additional information, reference is made to the Company's press release dated October 21, 2004, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01   Financial Statements and Exhibits
            _________________________________

            (a)  Not applicable.
            (b)  Not applicable.
            (c)  Exhibits

            The following exhibit is filed herewith.


            Exhibit Number   Description
            ______________   ____________________________________
            99.1             Press release dated October 21, 2004


                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date:  October 21, 2004       By: /s/Brian L. Goins
                                  __________________________________
                                  Brian L. Goins
                                  Vice President - Corporate Counsel